OPPENHEIMER QUEST VALUE FUND, INC.
                 Supplement dated August 11, 1999 to the
                   Prospectus dated February 26, 1999

The Prospectus is changed as follows:

1. The reference to "portfolio manager" on page 3 of the section captioned "What Does the Fund Invest In?" is deleted and replaced with "Sub-Adviser".

2. The sub-section caption "How Does the Manager Decide What Securities to Buy or Sell?" and the first two sentences thereunder on page 3 of the section captioned "What Does the Fund Invest In?" are deleted and replaced with the following:

o How Does the Sub-Advisor Decide What Securities to Buy or Sell? In selecting securities for purchase or sale by the Fund, the portfolio management team employed by the Sub-Advisor, OpCap Advisors, uses a "value" approach to investing. They search for securities of companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows.


3. The reference to "portfolio manager's" in the third bullet on page 3 of the section captioned "What Does the Fund Invest In? - How Does the Sub-Advisor Decide What Securities to Buy or Sell?" is deleted and replaced with "portfolio management team's".

4. The sub-section "Portfolio Manager" on page 13 of the section captioned "How the Fund is Managed - The Sub-Advisor" is deleted and replaced with the following:

o Portfolio Management. Since August 11, 1999, the Fund has been managed by a portfolio management team comprised of senior investment professionals employed by the Sub-Advisor. This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio.

August 11, 1999                                               PSO225.010

                       OPPENHEIMER QUEST VALUE FUND, INC.

                   Supplement dated August 11, 1999 to the
                  Statement of Additional Information dated
                     February 26, 1999, revised May 1, 1999


The Statement of Additional Information is changed as follows:

1. The reference to "portfolio manager" on pages 2 and 6 of the section captioned "The Fund's Investment Policies" is deleted and replaced with "Sub-Adviser".

2. The biography of Robert C. Doll, Jr. on page 26 is deleted and replaced with the following:


            O. Leonard Darling, Jr., Vice President, Age: 57 Two World Trade Center, New York, New York 10048-0203 Chief Investment Officer (since June 1999) and Executive Vice President (since June 1993) of the Manager; Chairman of the Board (since June 1999), Senior Managing Director (since December 1998) and Director (since December
            1998) of HarbourView Asset Management Corporation.

2. The last sentence of the first paragraph of the section captioned "The Manager - The Investment Advisory Agreement" on page 29 is deleted and replaced with the following: "The Fund's portfolio management team is employed by the Sub-Adviser and is principally responsible for the day-to-day management of the Fund's portfolio, as described below."

3. The second sentence of the first paragraph of the section captioned "The Manager - The Sub-Advisory Agreement" on page 31 is deleted and replaced with the following: "Under the Sub-Advisory Agreement, the Sub-Advisor agrees not to change the portfolio management of the Fund without the written approval of the Manager."

4. The "Legal Counsel" reference on the outside back cover of the Statement of Additional Information is deleted and replaced with the following:

            Legal Counsel
                  Mayer Brown & Platt
                  1675 Broadway
                  New York, New York  10019-5820



August 11, 1999
PX0225.007